SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: March 7, 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



    Nevada                 000-29217                   95-4721385
----------------           ---------                   ----------
(State or other           (Commission                 (IRS Employer
jurisdiction of            File Number)                Identification No.)
incorporation)


6171 W. Century Blvd. Suite 200 LA, CA                       90045
-----------------------------------------                    -----
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (310) 846-2500

 Not Applicable
(Former name or former address, if changed since last report.)

===============================================================================


Item 1.  Changes in Control of Registrant

         None.

Item 2.  Acquisition or Disposition of Assets

                  None.

Item 3.  Bankruptcy or Receivership

                  None.


Item 4.  Changes in Accountants

                  None.


Item 5.  Other Events and Regulation FD Disclosure

           In the meeting of the Board of Directors of the registrant on March 4, 2003, the registrant was notified that Merchants Billing Services, Inc. was canceling its Master Support Services Agreement with the registrant in 120 days. The Agreement will no longer be in effect as of June 30, 2003. The Agreement called for MBS to provide underwriting, administrative support services, customer support services, technical support services and provide a source of financing and liquidity to the registrant. Mr. William Barber, President and Chief Executive Officer of the registrant, is the majority owner of MBS.

Item 6.  Resignation of Directors

               None.


Item 7.  Financial Statements Pro Forma Financial & Exhibits

         None.


Item 8.  Changes In Fiscal Year

         None.


Item 9.  Regulation FD Disclosures

         See Items 1, 5 and 6, above.

                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 7, 2003                        Accesspoint corporation
       -------------



                                          By:


                                          -------------------------------------
                                          William R. Barber
                                          President